UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2023

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. E. 2nd Avenue, Suite 2000, Miami, FL 33131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

2200 Paseo Verde Parkway, Suite 280, Henderson, NV 89052
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Capital Market
9.50% Series A Cumulative Perpetual Preferred Stock, $0.0001 par value	OTRKP	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Ontrak, Inc. (“Ontrak,” “we,” “us,” or “our”) held on September 28, 2023 (the “Annual Meeting”) , two proposals were voted upon by our stockholders. The proposals are described in detail in our definitive proxy statement for the meeting filed with the U.S. Securities and Exchange Commission on August 30, 2023. Below is a brief description of, and the final results of the votes for, each proposal.

Proposal 1: Each of the director nominees identified below was elected to hold office until our 2024 annual meeting of stockholders, and until their respective successors are elected and qualified, by the votes set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard A. Berman	2,376,813	35,401	123,134
Michael Sherman	2,356,807	55,407	123,134
James M. Messina	2,347,520	64,694	123,134

No directors were elected to the two seats on our board of directors (the “Preferred Seats”) that are to be elected by the holders of our 9.50% Series A Cumulative Perpetual Preferred Stock (“Preferred Stock”). While a holder of our Preferred Stock (the “Nominating Holder”) notified us that he intended to nominate himself and another individual for election to the Preferred Seats, the Nominating Person did not thereafter comply with the applicable requirements of our Amended and Restated Bylaws for such nominations to be made at the Annual Meeting, and a quorum of the holders of our Preferred Stock was not present at the Annual Meeting. Accordingly, the holders of Preferred Stock did not vote at the Annual Meeting and no persons were elected to the Preferred Seats, which remain vacant.

Proposal 2: Our stockholders ratified the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,506,190	23,586	5,571	—

Item 8.01 Other Events.

On September 11, 2023, we relocated our principal executive office to Miami, Florida. Our office space in Henderson, Nevada, which previously served as our principal executive office, will be used as the administrative office for certain of our back-office functions. Our new principal executive office, principal place of business and headquarters is located at 333 S. E. 2nd Avenue, Suite 2000, Miami, Florida 33131.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: October 2, 2023	By:	/s/ James J. Park
James J. Park
Chief Financial Officer

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